N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08824

Integrity Fund of Funds, Inc.

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 30, 2011

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

INTEGRITY FUND OF FUNDS, INC.

Annual Report
December 30, 2011

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Pkway., Suite 1100 Westlake, OH 44145-1524

*The Fund is distributed through Integrity Funds Distributor, LLC. Member FINRA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Fund of Funds, Inc. (the "Fund") for the year ended December 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

The stock market ended a tumultuous year approximately where it started. In the final tally, despite big climbs and falls, unexpected blows and surprising triumphs, the Standard & Poor's 500 Index returned 2.11% for 2011.

It was a year when U.S. companies were supposed to run out of ways to make big profits, but they didn't, and in fact generated more than ever. It was a year when the U.S. lost its prized AAA credit rating, which should have spooked buyers of bonds. Instead investors bought more of them and made Treasuries one of the best investments of 2011. It was a year when stocks caught fire, then collapsed to near bear market lows.

At the start of the year, the Great Recession was officially 1 1/2 years behind us and the recovery was finally gaining momentum. The economy added an average of more than 200,000 jobs a month in February, March and April, and U.S. companies kept reporting big jumps in profits, defying naysayers. The stock market roared in approval, and in April the S&P closed at levels double the recessionary lows of March 2009.

Then manufacturing slowed, companies stopped hiring and consumer confidence plummeted, taking with it those hopes of big stock gains for the year. Adding to the misery, Japan was rocked by an earthquake and tsunami. This resulted in a shut down of factories ran by crucial suppliers to U.S. firms, in particular auto makers.

Gridlock in Washington didn't help. After much squabbling, politicians eventually decided in early August to raise the cap on how much the federal government can borrow. But the heated debate took its toll; the Dow Jones Industrial average swung more than 400 points four days in a row - up and down.

Overhanging it all was fear that the debt crisis in Greece had spread to Italy and Spain, countries too large for other European nations to bail out.

Talk of another blockbuster year for stocks turned to dark possibilities of another U.S. recession and stocks kept falling. On October 3rd, the market had dropped 19% from its April highs, just one point short of an official bear market.

Since then, U.S. housing starts have increased, factories are producing more, unemployment claims fell, and U.S. economic growth rose. The good news pushed stocks up in the closing months of the year. The last quarter of the year saw the S&P gain 11% while the Dow Jones was up 12% for the quarter.

The outlook for equities in the New Year is either great or grim. While there are real challenges faced by numerous governments around the world and economic growth may slow in the short term, we are optimistic about the lasting prospects for equities over the long-term investment horizon. Our long-term outlook allows us to continue to take advantage of near-term concerns to position the Fund in attractively valued securities across a multitude of sectors.

The Integrity Fund of Funds returned -4.03%* for the year compared to the S&P 500 Index's return of 2.11%. Key contributors to the overall performance of the Fund included: Large Blend, Sequoia Fund, up 13%; Large Blend, Vanguard Dividend Appreciation Fund, up 6%; and Large Value, Vanguard Wellington Fund, up 3%.

Key detractors from relative performance of the Fund included: Natural Resources, T Rowe Price New Era Fund, down 15%; Large Growth, Vanguard Capital Opportunity Fund, down 6%; and Large Value, Dodge & Cox Stock Fund, down 4%.

The Fund's overall investment mix is: Large Blend 34%, Large Value 27%, Large Growth 27% and Natural Resources 12%.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.65%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.65%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Fund without CDSC	S&P 500 Index
12/31/01	$10,000	$10,000
12/31/02	$7,882	$7,790
12/31/03	$10,142	$10,024
12/31/04	$11,094	$11,115
12/31/05	$11,895	$11,661
12/31/06	$13,574	$13,503
12/31/07	$14,504	$14,245
12/31/08	$8,927	$8,975
12/31/09	$11,786	$11,350
12/31/10	$13,174	$13,059
12/30/11	$12,643	$13,335

Average Annual Total Returns for the periods ending December 30, 2011

					Since Inception
	1 year	3 year	5 year	10 year	(January 3, 1995)
Without CDSC	-4.03%	12.30%	-1.41%	2.37%	4.07%
With CDSC (3.00% maximum)	-6.91%	11.50%	-1.41%	2.37%	4.07%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph does not reflect the deduction of the maximum CDSC. Had the CDSC been included, performance would have been lower.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

PORTFOLIO MARKET SECTORS December 30, 2011

Mutual Funds	66.0%
Exchange Traded Funds	31.8%
Cash Equivalents and Other	2.2%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 30, 2011

	Quantity	Fair Value

MUTUAL FUNDS (66.0%)

American Growth Fund of America Class A	7,372	$211,794
Davis New York Venture Fund Class A	9,508	308,998
Dodge & Cox Stock Fund	3,202	325,436
Fidelity Dividend Growth Fund	14,022	362,738
Sequoia Fund, Inc.	2,127	309,541
T Rowe Price Dividend Growth Fund	12,759	297,799
T Rowe Price Equity Income Fund	17,675	407,596
T Rowe Price New Era Fund	9,834	413,522
Vanguard Capital Opportunity Fund Investor Class	19,416	572,968
Vanguard Wellington Fund Investor Class	16,491	516,820
Yacktman Fund	24,520	429,353
		4,156,565
EXCHANGE TRADED FUNDS (31.8%)

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	4,600	282,624
PowerShares QQQ NASDAQ 100	7,000	390,810
Vanguard Dividend Appreciation Index Fund	7,900	431,656
Vanguard Growth Index Fund	8,000	494,080
Vanguard Large-Cap Index Fund	7,000	401,170
		2,000,340

TOTAL MUTUAL FUNDS/ETFs (COST: $6,448,051)		$6,156,905

SHORT-TERM SECURITIES (2.6%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.040% (COST: $166,893)	166,893	$166,893

TOTAL INVESTMENTS IN SECURITIES (COST: $6,614,944) (100.4%)		$6,323,798
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(27,543)

NET ASSETS (100.0%)		$6,296,255

^Variable rate security; rate shown represents rate as of December 30, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities December 30, 2011

ASSETS
Investments in securities, at cost	$6,614,944

Investments in securities, at value	$6,323,798
Cash	31
Receivable for Fund shares sold	5,750
Accrued dividends receivable	5,846
Accrued interest receivable	4
Prepaid expenses	2,528
Total assets	$6,337,957

LIABILITIES
Payable for Fund shares redeemed	$22,190
Payable to affiliates	6,195
Accrued expenses	13,317
Total liabilities	$41,702

NET ASSETS	$6,296,255

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.0001 par value, 1,000,000,000 shares authorized	$7,339,002
Accumulated undistributed net realized gain (loss) on investments	(751,601)
Unrealized appreciation (depreciation) on investments	(291,146)

NET ASSETS	$6,296,255

Shares outstanding	508,093
Net asset value per share*	$12.39

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the year ended December 30, 2011

INVESTMENT INCOME
Interest	$153
Dividends	84,823
Total investment income	$84,976

EXPENSES
Investment advisory fees	$66,880
Service fees	18,578
Transfer agent fees	14,061
Accounting service fees	11,713
Administrative service fees	24,746
Professional fees	7,662
Reports to shareholders	2,588
License, fees, and registrations	4,889
Audit fees	8,500
Directors' fees	612
Transfer agent out-of-pockets	1,011
Custodian fees	2,525
Legal fees	1,030
Insurance expense	397
Total expenses	$165,192
Less expenses waived or reimbursed	(42,579)
Total net expenses	$122,613

NET INVESTMENT INCOME (LOSS)	$(37,637)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$61,167
Long term capital gain distributions from other investment companies	47,450
Net change in unrealized appreciation (depreciation) of investments	(379,421)
Net realized and unrealized gain (loss) on investments	$(270,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(308,441)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/30/2011	12/31/2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(37,637)	$(56,989)
Net realized gain (loss) from investment transactions	108,617	(398,756)
Net change in unrealized appreciation (depreciation) on investments	(379,421)	1,326,365
Net increase (decrease) in net assets resulting from operations	$(308,441)	$870,620

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$310,392	$716,676
Cost of shares redeemed	(1,880,033)	(1,864,718)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,569,641)	$(1,148,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,878,082)	$(277,422)
NET ASSETS, BEGINNING OF PERIOD	$8,174,337	$8,451,759
NET ASSETS, END OF PERIOD	$6,296,255	$8,174,337

Accumulated undistributed net investment income	$0	$0

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is a North Dakota business corporation organized on June 1, 1994 which commenced operations on January 1, 1995.

The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in other open-end investment companies which, in turn, invest principally in equity securities.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Investments in exchange-traded funds ("ETFs") are valued at the closing price obtained from the respective primary exchange on which the security is listed. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Directors.

Investments in mutual funds are valued at the net asset value ("NAV") per share most recently determined and reported by the respective mutual fund. Integrity Fund Services obtains such quotations from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, IFS will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund. Refer to Note 3 for further disclosures related to the inputs used to value the Fund's investments.

Contingent deferred sales charge—Shares purchased on or before April 30, 2007, may be subject to a 1.50% contingent deferred sales charge "CDSC" if redeemed within five years. Shares purchased after April 30, 2007, may be subject to a 3.00% CDSC if redeemed within three years of purchase.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Fund's investments as of December 30, 2011:

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$166,893	$0	$0	$166,893
Mutual Funds	4,156,565	0	0	4,156,565
ETFs	2,000,340	0	0	2,000,340
Total	$6,323,798	$0	$0	$6,323,798

See schedule of investments for a list of holdings. The Fund did not hold any Level 3 assets during the year ended December 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the year ended December 30, 2011. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Fund did not hold any derivative instruments at any time during the year ended December 30, 2011.

NOTE 4: Investment Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $200,000 and $1,681,754, respectively, for the year ended December 30, 2011.

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010
Shares sold	25,308	61,210
Shares redeemed	(150,188)	(159,691)
Net increase (decrease)	(124,880)	(98,481)

NOTE 6: Income Tax Information

At December 30, 2011, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,614,944. The net unrealized depreciation of investments based on the cost was $291,146, which is comprised of $350,967 aggregate gross unrealized appreciation and $642,113 aggregate gross unrealized depreciation.

As of December 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated Capital and Other Losses	($751,601)
Unrealized Appreciation/ (Depreciation)	(291,146)
Total Accumulated Earnings/(Deficit)	($1,042,747)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Fund's capital loss carryforward amounts as of December 30, 2011 are as follows:

Expires in 2016	$299,017
Expires in 2017	$53,828
Expires in 2018	$398,756
Total Capital Loss Carry Forwards	$751,601

For the year ended December 30, 2011, the Fund made $405,296 in permanent reclassifications to reflect tax character due to capital loss carryforward expirations and reclassified $37,637 of net investment loss against capital stock outstanding on the statement of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("Viking Fund Management" or "VFM"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Fund's sponsor. A Director of the Fund is also a Governor of Corridor.

VFM provides investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2012, so that the net annual operating expenses of the Fund do not exceed 1.65%. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Fund are also Officers and Governors of VFM.

IFD serves as the principal underwriter for the Fund and receives CDSC proceeds from applicable redemptions. The Fund currently pays an annual service fee of up to 0.25% of the average daily net assets of the Fund. IFD, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. Certain Officers of the Fund are also Officers and Governors of IFD.

IFS acts as the Fund's transfer agent. Prior to June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.18% of the Fund's average daily net assets on an annual basis for the Fund's first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

IFS also acts as the Fund's accounting services agent. Prior to June 1, 2011, the accounting fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the accounting services fee was combined with the administrative services fee.

IFS also acts as the Fund's administrative services agent. Prior to June 1, 2011, the administrative fee was a monthly variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus out-of-pocket expenses. Beginning June 1, 2011, the administrative fee including the accounting services, was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Fund's average daily net assets on an annual basis for the Fund's first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

Certain Officers of the Fund are also Officers and Governors of IFS.

	VFM	IFD		IFS
				Transfer	Accounting	Admin.
	Advisory		Service	Agency	Service	Service
	Fees	CDSC	Fees	Fees	Fees	Fees
Year Ended 12/30/11—Net Fees*	$64,128	$13,140	$18,578	$4,079	$3,490	$4,135
Year Ended 12/30/11—Waived	$2,752			$10,993	$8,223	$20,611
Payable 12/30/11*	$4,104	$654	$1,317	$120	$0	$0
* After waivers and reimbursements, if any.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$12.91	$11.55	$8.75	$14.23	$13.35

Income (loss) from investment operations:
Net investment income (loss)	$(0.07)	$(0.09)	$0.00	$0.00	$0.05
Net realized and unrealized gain (loss) on investments	(0.45)	1.45	2.80	(5.47)	0.86
Total from investment operations	$(0.52)	$1.36	$2.80	$(5.47)	$0.91

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$(0.01)	$(0.03)
Total distributions	$0.00	$0.00	$0.00	$(0.01)	$(0.03)

NET ASSET VALUE, END OF PERIOD	$12.39	$12.91	$11.55	$8.75	$14.23

Total Return[1]	(4.03%)	11.77%	32.03%	(38.45%)	6.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,296	$8,174	$8,452	$6,071	$13,483
Ratio of expenses to average net assets after waivers[2,3]*	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets before waivers[3]*	2.22%	2.21%	2.67%	2.33%	2.10%
Ratio of net investment income (loss) to average net assets[4]*	(0.51%)	(0.70%)	0.03%	(0.02%)	0.34%
Portfolio turnover rate	2.75%	39.50%	16.36%	2.46%	19.38%

[1]	Excludes any applicable CDSC.

[2]	This row reflects the impact, if any, of fee waivers and reimbursements by the Advisor and/or affiliated service providers.

[3]	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

[4]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Integrity Fund of Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Integrity Fund of Funds, Inc. (the "Fund") as of December 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2012

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/11	12/30/11	Period*	Ratio

Actual	$1,000.00	$928.79	$7.96	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.32	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2011, the Board of Directors, including a majority of the independent Directors of the Fund, renewed the Investment Advisory Agreement ("Advisory Agreement"), between the Fund and Viking.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory Agreement. In determining whether it was appropriate to renew the Advisory Agreement, the Directors requested information, provided by the Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund's portfolio manager will continue to manage the Fund in substantially the same way as it has been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to thirteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Various personnel furnishing such services and their duties and qualifications: The Portfolio Manager of the Fund has numerous years of experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Directors. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: Upon a review of the total return history and category rankings of the Fund, the Directors deemed the performance of the Fund to be satisfactory. In addition, the Fund has been meeting its investment objective. As of August 31, 2011, the risk of the Fund was average overall and the 3, 5, and 10-year time period. The Fund returns for the 1-year, 3-year, 5-year, and 10-year periods were below its index and at or below its median classification for its peer group.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Directors discussed the fact that as the Fund is relatively small, the advisor does not benefit from economies of scale due to its relationship to the Fund.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Directors when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.65% was slightly higher relative to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund. It was noted that the Adviser may receive an indirect benefit on certain underlying funds purchased for the Fund. Integrity Fund Distributors, LLC (the "Distributor") may receive dealer reallowances (up to a maximum of 1% of the public offering price), and/or distribution payments and/or service fees on purchases by the Fund of mutual funds which are sold with a sales load and/or which have a distribution plan and/or which pay services fees. Because the Distributor and the Adviser are both wholly-owned subsidiaries of Corridor Investors, LLC it could be considered that the Adviser receives an indirect benefit from this process.

In voting unanimously to renew the Advisory Agreement the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 12% and 9%, respectively, in Corridor. They initially received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke and Mr. Walstad have purchased a portion of their membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 30% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Monte Avery (the "Portfolio Manager" of the Funds), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employees gross pay as long as the employee has elected to put in at least 4%.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF DIRECTORS AND OFFICERS (unaudited)

The Board of Directors ("Board") of the Fund consists of four Directors (the "Directors"). These same individuals, unless otherwise noted, also serve as directors or trustees for the three series of The Integrity Funds, the six series of Integrity Managed Portfolios, and the three series of Viking Mutual Funds. Three Directors are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Directors"). The remaining Director is "interested" (the "Interested Directors") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the three series of Viking Mutual Funds.

Each Director serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT DIRECTORS
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 13 funds

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: April 1995 Funds overseen: 13 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: January 1999 Funds overseen: 13 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED DIRECTOR
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Director and Chairman Birth date: August 16, 1944 Began serving: August 1994 Funds overseen: 13 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1)

Director who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 1994

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.
How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Integrity Fund of Funds, Inc.
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios
•	Integrity Fund of Funds, Inc.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $8,500 for the year ended December 31, 2011 and $2,399 for the year ended December 31, 2010.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2011 and $0 for the year ended December 31, 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz") for tax compliance, tax advice, and tax planning were $1,030 for the year ended December 31, 2011 and $1,000 for the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrity Fund of Funds, Inc.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 2, 2012

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 2, 2012